Exhibit 10.5.3

THIRD AMENDMENT TO TRADEMARK LICENSE AGREEMENT

THIS THIRD AMENDMENT TO TRADEMARK LICENSE AGREEMENT (this “Amendment”), entered into and effective as of July 28, 2014 (the “Amendment Effective Date”), by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company (“Licensor”), and ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company (“Licensee”).

W I T N E S S E T H:

WHEREAS Licensor and Licensee are parties to that certain Trademark License Agreement dated October 8, 2010, as amended by (a) that certain First Amendment to Trademark License Agreement dated November 30, 2012 and (b) that certain Second Amendment to Trademark License Agreement dated December 13, 2012 (collectively, as amended, the “Original Trademark License Agreement”); and

WHEREAS Licensor and Licensee each wish to further amend the Original Trademark License Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Original Trademark License Agreement.

2. Schedule C of the Original Trademark License Agreement is hereby modified by deleting therefrom the following properties:

	State	Site #	Address
201.	GA	990	1051 Canton Rd., Marietta, GA

204.	GA	993	6231 Hwy 85, Riverdale, GA

3. Except as expressly set forth in this Amendment, the Original Trademark License Agreement continues and remains unmodified and in full force and effect, and the Original Trademark License Agreement as hereby amended is ratified and confirmed.

4. All references in the Original Trademark License Agreement to “this Agreement” shall hereafter be deemed to refer to the Original Trademark License Agreement as amended by this Amendment.

5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Licensor and Licensee have caused this Amendment to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR:

ESH STRATEGIES BRANDING LLC, a Delaware limited liability company

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

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[Signature Page to Third Amendment to Trademark License Agreement]

LICENSEE:

ESA P PORTFOLIO OPERATING LESSEE LLC, a Delaware limited liability company

By:	/s/ Ross W. McCanless
Name:	Ross W. McCanless
Title:	Vice President & Secretary

[Signature Page to Third Amendment to Trademark License Agreement]